Exhibit 99.1

FOR IMMEDIATE RELEASE

January 26, 2022

Columbia Banking System and Umpqua Holdings Corporation Announce Receipt of Shareholder Approvals to Combine

TACOMA, WASHINGTON | PORTLAND, OREGON, January 26, 2022 – Columbia Banking System, Inc. (“Columbia”) (NASDAQ: COLB), the parent company of Columbia State Bank, and Umpqua Holdings Corporation (“Umpqua”) (NASDAQ: UMPQ), the parent company of Umpqua Bank, jointly announced that they have received all required shareholder approvals related to the proposed combination between Columbia and Umpqua. The final results on the proposals voted on at the special meetings of each company’s shareholders held today will be set forth in the companies’ separate Form 8-Ks to be filed with the U.S. Securities and Exchange Commissions (the “SEC”) after certification by each company’s inspector of election.

“The receipt of shareholder approval marks an important milestone on our integration timeline,” said Clint Stein, President and CEO of Columbia. “The support for the transaction by each company’s respective shareholder bases is evidenced by an overwhelming amount of voted shares voting in favor of the proposals required to effect the combination, which we expect will create meaningful shareholder value as it expands opportunities for our customers, employees, and communities.”

“Today’s vote brings us one step closer to creating the leading regional bank headquartered in the West,” said Cort O’Haver, President and CEO of Umpqua. “We look forward to providing additional updates to our stakeholders as we continue to meticulously plan for the joining of our two similar-minded organizations.”

Completion of the transaction is subject to remaining regulatory approvals and the satisfaction of other customary closing conditions set forth in the merger agreement. Columbia and Umpqua anticipate a mid-2022 transaction close, subject to these requirements.

About Columbia

Headquartered in Tacoma, Washington, Columbia Banking System, Inc. (NASDAQ: COLB) is the holding company of Columbia Bank, a Washington state-chartered full-service commercial bank with locations throughout Washington, Oregon, Idaho and Northern California. The bank has been named one of Puget Sound Business Journal’s “Washington’s Best Workplaces,” more than 10 times. Columbia was named the #1 bank in the Northwest on the Forbes 2021 list of “America’s Best Banks,” marking nearly 10 consecutive years on the publication’s list of top financial institutions.

More information about Columbia can be found on its website at www.columbiabank.com.

About Umpqua

Umpqua Holdings Corporation (NASDAQ: UMPQ) is the parent company of Umpqua Bank, an Oregon-based bank recognized for its entrepreneurial approach, innovative customer experience, and distinctive banking solutions. Umpqua Bank has locations across Oregon, Washington, California, Idaho and Nevada. Umpqua Holdings Corporation is headquartered in Portland, Oregon. For more information, visit umpquabank.com.

Forward-Looking Statements

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Umpqua and Columbia, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and Umpqua’s and Columbia’s respective businesses, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, or any slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures, including on product pricing and services; success, impact, and timing of Umpqua’s and Columbia’s respective business strategies, including market acceptance of any new products or services and Umpqua and Columbia’s ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Umpqua and Columbia are parties; the outcome of any legal proceedings that have been or may be instituted against Umpqua or Columbia; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to satisfy any of the other conditions to the transaction on a timely basis or at all; changes in Umpqua’s or Columbia’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Umpqua and Columbia do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Umpqua and Columbia successfully; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Umpqua and Columbia. Additional factors that could cause results to differ materially from those described above can be found in Umpqua’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021, June 30, 2021 and September 30, 2021, which are on file with the SEC and available on Umpqua’s investor relations website, www.umpquabank.com, under the heading “Financials,” and in other documents Umpqua files with the SEC, and in Columbia’s Registration Statement on Form S-4, its Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021, June 30, 2021 and September 30, 2021, which are on file with the SEC and available on Columbia’s website, www.columbiabank.com, under the heading “Financial Information” and in other documents Columbia files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Umpqua nor Columbia assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Columbia Investor Contact:

Amy Betts | (253) 471-4065 | abetts@columbiabank.com

Umpqua Investor Contact:

Jacquelynne “Jacque” Bohlen | (503) 727-4117 | jacquebohlen@umpquabank.com

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